UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 31, 2016

AMGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive
Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
805-447-1000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Amgen Inc. (the Company) is filing this Current Report on Form 8-K solely to recast certain information in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 (the 2015 Form 10-K) in connection with its adoption of Accounting Standards Update No. 2015-03 (ASU 2015-03), “Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs,” and Accounting Standards Update No. 2016-09 (ASU 2016-09), "Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting," beginning in the first quarter of 2016.

•
ASU 2015-03 amends the guidance on the presentation of debt issuance costs. Upon adoption of the standard, such costs are now presented as a direct deduction from the carrying amount of the debt liability and not as deferred charges presented as assets on the Consolidated Balance Sheets. The Company adopted this standard retrospectively.

•
ASU 2016-09 amends certain aspects of the accounting for employee share-based payments. Among other changes, the new standard amends the presentation of employee share-based payment-related items in the statement of cash flows by requiring (i) that excess income tax benefits and deficiencies be classified in cash flows from operating activities (such amounts were previously included in cash flows from financing activities) and (ii) that cash paid to taxing authorities arising from the withholding of shares from employees be classified in cash flows from financing activities (such amounts were previously included in cash flows from operating activities). The Company adopted these aspects of the standard affecting the presentation of the Consolidated Statements of Cash Flows retrospectively.

See Part IV - Note 1, Summary of significant accounting policies - Recent accounting pronouncements retrospectively adopted on pages F10 and F11 in Exhibit 99.4 of this Current Report on Form 8-K for more information regarding the financial statement impact of adopting these standards.
The following information included in the 2015 Form 10-K is being recast in the exhibits attached to, and included in, this Current Report on Form 8-K to reflect the impact from the adoptions of ASU 2015-03 and ASU 2016-09. Such information supersedes in its entirety the information in Part II, Items 6, 7, 7A, 8 and 9A of the 2015 Form 10-K:

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•	Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Items 15 (a)1 and (a)2 of Part IV, Item 15. Exhibits and Financial Statement Schedules

•	Part II, Item 9A. Controls and Procedures
The information in this Current Report on Form 8-K and the exhibits hereto have not been updated to reflect any event or development occurring after February 16, 2016, the date on which the Company filed the 2015 Form 10-K with the U.S. Securities and Exchange Commission (SEC), other than with respect to the Company's adoption of ASU 2015-03 and ASU 2016-09. This Current Report on Form 8-K does not represent an amendment to or restatement of the Company's 2015 Form 10-K. This Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-K and the Company's other periodic reports filed with the SEC from the filing date of the 2015 Form 10-K through the date of this Current Report on Form 8-K, including the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1
Updates, where applicable, to Part II, Item 6. Selected Financial Data, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.2
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.3
Updates, where applicable, to Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.4
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Items 15 (a)1 and (a)2 of Part IV, Item 15. Exhibits and Financial Statement Schedules, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.5
Updates, where applicable, to Part II, Item 9A. Controls and Procedures, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.
(* = filed herewith)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMGEN INC.

Date:	October 31, 2016	By:	/S/ DAVID W. MELINE
		Name:	David W. Meline
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

99.1
Updates, where applicable, to Part II, Item 6. Selected Financial Data, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.2
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.3
Updates, where applicable, to Part II, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.4
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Items 15 (a)1 and (a)2 of Part IV, Item 15. Exhibits and Financial Statement Schedules, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

99.5
Updates, where applicable, to Part II, Item 9A. Controls and Procedures, from Amgen’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 16, 2016.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.
(* = filed herewith)